License Agreements	12 Months Ended
Dec. 31, 2022
License Agreements [Abstract]
License Agreements	License Agreements
University College of London Business Ltd. (UCLB) License
In September 2014, the Company entered into an exclusive license agreement (the “License”) with UCL Business Ltd. (“UCLB”), the technology transfer company of University College London (“UCL”), to obtain licenses to certain technology rights in the field of cancer therapy and diagnosis. In March 2016, the License was amended to include additional rights.
As part of the consideration for the License in September 2014, the Company issued 1,497,643 ordinary shares to UCLB. The Company paid upfront fees of $0.3 million and issued an additional 313,971 ordinary shares to UCLB when the License was amended in March 2016.
In March 2018, the License was further amended and restated to include a license to the Company's product candidate, AUTO1, for which UCL is conducting Phase 1 clinical trials of AUTO1 in pediatric and adult ALL patients. The Company paid an upfront fee of £1.5 million for consideration for the amended and restated License and paid the additional £0.35 million in connection with UCLB's transfer of clinical data to the Company in December 2020. No equity was issued as part of the upfront fee consideration.
In October 2020, the License was further amended and restated to reflect the Company's election to have various patent rights assigned to the Company, and to include a license to new technology and further licenses to AUTO1 for which UCL is conducting Phase 1 clinical trials in primary CNS Lymphoma patients.
Additionally, the Company may be obligated to make payments to UCLB under the amended and restated License upon the initiation of certain clinical activities in an aggregate amount of £0.18 million, the receipt of specified regulatory approvals in an aggregate amount of £37.5 million, the start of commercialization in an aggregate amount of £18.0 million, and the achievement of net sales levels in an aggregate amount of £51.0 million, as well as royalty payments based on possible future sales resulting from the utilization of the licensed technologies. On a per-product basis, these milestone payments range from £1.0 million to £18.5 million, depending on which T cell programming modules are used in the product achieving the milestone. The Company considers the regulatory approval and commercial milestones probable when actually achieved.
Under the terms of the license, we have the right to grant sub-licenses to third parties, subject to certain restrictions. If we receive any income in connection with such sublicenses, we must pay UCLB a percentage of the income allocable to the value of the sublicensed intellectual property rights ranging from the low twenties to mid-single digits percent, decreasing based on the development expenses incurred by us and the passage of time. During the year ended December 31, 2022, £0.1 million was payable to UCLB by the Company relating to the income allocable to the value of the sublicensed intellectual property rights. UCLB has retained the right to use the licensed T cell programming modules for academic research purposes at UCL and with other academic institutions, subject to certain restrictions.
Upon commercialization of any of the Company’s products that use the in-licensed patent rights, the Company will be obligated to pay UCLB a flat royalty for each licensed product ranging from the low- to mid-single digits, depending on which technologies are deployed in the licensed product, based on worldwide annual net sales of each licensed product, subject to certain reductions, including for the market entry of competing products and for loss of patent coverage of licensed products. The Company may deduct from the royalties payable to UCLB one-half of any payments made to a third party to obtain a license to such third party’s intellectual property that is necessary to exploit any licensed products. Once net sales of a licensed product have reached a certain specified threshold, the Company may exercise an option to buy out UCLB’s rights to the remaining milestone payments, royalty payments, and sublicensing revenue payments for such licensed product, on terms to be negotiated at the time.
The License expires on a product-by-product and country-by-country basis upon the expiration of the royalty term with respect to each product in each country. The Company may unilaterally terminate the license agreement for any reason upon advance notice to UCLB. Either party may terminate the License for the uncured material breach by the other party or for the insolvency of the other party. If UCLB terminates the License following the Company’s insolvency or the Company’s material breach of the License, or if the Company terminates the License unilaterally, all rights and licenses granted to the Company will terminate, and all patent rights and know-how transferred to the Company pursuant to the License will revert back to UCLB, unless and to the extent the Company has exercised its option to acquire ownership of the licensed patent rights. In addition, UCLB has the right to negotiate with the Company for the grant of an exclusive license to the Company’s improvements to the T cell programming modules the Company has licensed on terms to be agreed upon at the time.
Noile-Immune Biotech Inc.
In November 2019, the Company entered into an exclusive license agreement with Noile-Immune Biotech Inc. ("Noile") under which the Company will have the right to develop CAR T cell therapies incorporating Noile’s PRIME (proliferation-inducing and migration-enhancing) technology. The PRIME technology is designed to improve proliferation and trafficking into solid tumors of both engineered CAR T cells as well as the patient’s own T cells.
The Company paid an upfront fee and may be obligated to make additional payments to Noile upon the achievement of development milestones and receipt of regulatory approvals, product sales milestones, as well as royalty payments based on possible future sales resulting from the utilization of the licensed technology. The Company considers the regulatory approval and commercial milestones probable when actually achieved.